CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of The Galaxy Fund (the "Trust") on Form N-CSR for the period ending October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), each of the undersigned hereby certifies that, to his knowledge:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.    The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Trust.


Date:  December 27, 2004                    /S/ GLEN P. MARTIN
                                            ------------------------------------
                                            Glen P. Martin, President


Date:  December 27, 2004                    /S/ J. KEVIN CONNAUGHTON
                                            ------------------------------------
                                            J. Kevin Connaughton, Treasurer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss.1350 and is not being filed as part of the Form N-CSR with the Commission.